Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No. ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

BNY Mellon Absolute insight Funds, inc.

(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of beneficial interest, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY Mellon Absolute insight Funds, inc.

Form N-14

Cross Reference Sheet

Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.

PART A		PROSPECTUS/PROXY STATEMENT CAPTION

Item 1.	Beginning of Registration Statement and Outside Front Cover Page of Prospectus	Cover Page
Item 2.	Beginning and Outside Back Cover Page of Prospectus	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Voting Information; Exhibit A: Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information; Exhibit B: Comparison of Fundamental Investment Restrictions of the Acquiring Fund and the Fund; Exhibit C: Information about Board Members of the Acquiring Company

Item 6.	Information About the Fund Being Acquired

Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information about the Acquiring Fund and the Fund; Voting Information; Exhibit B: Comparison of Fundamental Investment Restrictions of the Acquiring Fund and the Fund

Item 7.	Voting Information	Notice of Special Meeting of Shareholders; Proxy Statement Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Page	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant

Statement of Additional Information of BNY Mellon Insight Core Plus Fund, a series of the Registrant, dated September 1, 2017 as revised or amended, September 29, 2017, November 1, 2017, November 29, 2017, December 29, 2017, February 1, 2018, March 1, 2018, March 29, 2018, and May 1, 2018 (1)

Item 13.	Additional Information About the Fund Being Acquired

Statement of Additional Information of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc., dated July 1, 2017, as revised or amended August 1, 2017, September 1, 2017, September 29, 2017, December 1, 2017, December 11, 2017, February 1, 2018, March 1, 2018, March 29, 2018 and May 1, 2018 (2)

Item 14.	Financial Statements

Annual Report of BNY Mellon Insight Core Plus Fund, a series of the Registrant, dated April 30, 2018 (3); Annual Report of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc., dated July 31, 2017 (4); Semi-Annual Report of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc., dated January 31, 2018 (5)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

(1)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of BNY Mellon Insight Core Plus Fund, a series of the Registrant (File No. 333-202460), filed pursuant to Rule 497 under the Securities Act, as amended, on May 2, 2018.

(2)	Incorporated herein by reference to the definitive version of the Statement of Additional Information of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc. (File No. 33-48926), filed pursuant to Rule 497 under the Securities Act, as amended, on April 30, 2018.

(3)	Incorporated herein by reference to the Annual Report of BNY Mellon Insight Core Plus Fund, a series of the Registrant, to be filed on or about June 30, 2018 (File No. 811-23036).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc., filed on October 2, 2017 (File No. 811-06718).

(5)	Incorporated herein by reference to the Semi-Annual Report of Dreyfus Intermediate Term Income Fund, a series of Dreyfus Investment Grade Funds, Inc., filed on April 4, 2018 (File No. 811-06718).

Subject to Completion, dated May 25, 2018

Dreyfus Intermediate Term Income FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus Intermediate Term Income Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities. The Fund is a series of Dreyfus Investment Grade Funds, Inc. (the "Company"). The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund. Insight North America LLC, an affiliate of Dreyfus, is the sub-investment adviser to the Acquiring Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively. Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund. The Acquiring Fund and the Fund each normally invests in various types of fixed-income securities of U.S. and foreign issuers. Typically, the Acquiring Fund and the Fund each can be expected to have an average effective portfolio duration ranging between three and eight years. The Acquiring Fund has a lower management fee than the Fund and its Class A, Class C, Class I and Class Y shares had a lower net annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of its most recent fiscal year end. In addition, it is estimated that if the reorganization is approved and consummated, Class A, Class C, Class I and Class Y shares of the combined fund will have lower total expense ratios than Class A, Class C, Class I and Class Y shares of the Fund, respectively. The Acquiring Fund also had a better performance record than the Fund for the one- and five-year periods ended December 31, 2017. Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

After careful review, the Company's Board of Directors has unanimously approved the proposed reorganization. The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and net annual expense ratio and a better performance record, and is estimated to have lower total expense ratios after the reorganization, than the Fund. In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. The Company's Board of Directors recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings. By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Investment Grade Funds, Inc.

June [25], 2018

PROPOSED REORGANIZATION OF
DREYFUS Intermediate Term Income FUND
WITH AND INTO
bny mellon insight core plus fund

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS Intermediate Term Income FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about October 19, 2018 (the "Closing Date"), and will no longer be a shareholder of Dreyfus Intermediate Term Income Fund (the "Fund"). You will receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund corresponding to your Class A, Class C, Class I or Class Y shares of the Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of Dreyfus Investment Grade Funds, Inc. (the "Company").

WHAT ARE THE EXPECTED BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund with approximately $578.7 million in net assets, as of April 30, 2018. In addition, the Acquiring Fund has a lower management fee than the Fund and its Class A, Class C, Class I and Class Y shares had lower net annual expense ratios than the Fund's Class A, Class C, Class I and Class Y shares, respectively, based on the expenses of each fund as of its most recent fiscal year end. As of April 30, 2018, Class A, Class C, Class I and Class Y shares of the Acquiring Fund continued to have lower net expense ratios than Class A, Class C, Class I and Class Y shares of the Fund, respectively. In addition, it is estimated that if the reorganization is approved and consummated, Class A, Class C, Class I and Class Y shares of the combined fund will have lower total expense ratios than Class A, Class C, Class I and Class Y shares of the Fund, respectively. See "Will the Proposed Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement. The Acquiring Fund's Class A, Class C, Class I and Class Y shares also had a better performance record than the corresponding class of Fund shares for the one- and five-year periods ended December 31, 2017. See "Summary—Past Performance" in the Prospectus/Proxy Statement. Management believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and Insight North America LLC ("INA"), as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS, STRATEGIES AND RISKS?

Yes. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks high total return consistent with preservation of capital. The Fund seeks to maximize total return, consisting of capital appreciation and current income.

To pursue its goal, the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fixed-income securities in which the Acquiring Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock and corporate commercial paper; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by INA. The Acquiring Fund, however, may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by INA. As of April 30, 2018, the Acquiring Fund's portfolio had an average credit quality rating of A.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the Fund's net assets) and other floating rate securities and foreign bonds. For additional yield, the Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus. As of April 30, 2018, the Fund's portfolio had an average credit quality rating of A+.

The fixed-income securities in which each fund may invest may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Typically, the Acquiring Fund and the Fund each can be expected to have an average effective portfolio duration ranging between three and eight years. INA may lengthen or shorten the Acquiring Fund's portfolio duration outside this range depending on its evaluation of market conditions. In addition, the Fund's portfolio typically can be expected to have an average effective maturity ranging between five and ten years. The Acquiring Fund does not have any restrictions on its average effective portfolio maturity. Each fund may invest in individual fixed-income securities of any maturity or duration. As of April 30, 2018, the average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio was 5.41 years and 5.85 years, respectively. The average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 8.87 years and 9.78 years, respectively.

The Fund focuses on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers (i.e., securities issued by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those of issuers in emerging markets. The Acquiring Fund may invest in the securities of foreign issuers, including, although not a principal investment strategy, up to 20% of its net assets in the securities of issuers located in emerging market countries. Securities in which each fund invests may be denominated in foreign currencies. To protect it against potential depreciation of such foreign currencies versus the U.S. dollar, each fund may engage in currency hedging.

In constructing the Acquiring Fund's portfolio, INA relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis as well as detailed individual security selection. INA seeks to identify investment opportunities for the Acquiring Fund based on the relative value of securities. INA analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. INA may supplement its internal research with external, third-party credit research and related credit tools. INA may sell securities in anticipation of market declines or credit downgrades. In addition, INA may sell securities to take advantage of new investment opportunities.

The Fund's portfolio managers buy and sell fixed-income securities based on credit quality, financial outlook and yield potential. Fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Given that the Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar. Because the Acquiring Fund may invest a higher percentage of its assets in fixed-income securities rated below investment grade and foreign issuers than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities and foreign securities to a greater extent than the Fund.

Dreyfus is the investment adviser to both the Acquiring Fund and the Fund. Dreyfus has engaged its affiliate, INA, to serve as the Acquiring Fund's sub-investment adviser and provide the day-to-day management of the Acquiring Fund's investments. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders. A significant percentage of the

Fund's portfolio securities may be sold by the Fund before consummation of the reorganization. The sale of securities may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. Management currently estimates that the Fund would not recognize any capital gains as a result of the sale of such portfolio securities before consummation of the reorganization. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards. As of July 31, 2017, the Fund's fiscal year end, the Fund had approximately $13.7 million of capital loss carryforwards. As of April 30, 2018, the Fund had approximately $16.3 million of capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Wire Redemption and Dreyfus TeleTransfer Privileges, Dreyfus Automatic Asset Builder®, Dreyfus Payroll Savings Plan, Dreyfus Government Direct Deposit, Dreyfus Dividend Sweep, Dreyfus Automatic Withdrawal Plan and Dreyfus Express®, that you currently have as a shareholder of the Fund. In addition, holders of Class A shares will have the ability to write redemption checks against their Acquiring Fund account through the Checkwriting Privilege. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144. In addition, if you had the Checkwriting Privilege on your Fund account, you will receive under separate cover a checkbook reflecting your new account number with respect to Class A shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the 30-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

The Acquiring Fund has a lower management fee and lower net annual fund expenses than the Fund. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Fund's average daily net assets. In addition, the Acquiring Fund's Class A, Class C, Class I and Class Y shares had a lower net annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end and as of April 30, 2018 (the Acquiring Fund's fiscal year end).

Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, so that the expenses of none of the Acquiring Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. Dreyfus also has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund's Class I and Class Y shares, so that the expenses of the Fund's Class I and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively.

Annual fund operating expenses for the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements) as of the last fiscal year end (July 31, 2017 for the Fund and April 30, 2018 for the Acquiring Fund) were 0.89% and 0.70% for Class A, 1.62% and 1.45% for Class C, 0.55% and 0.45% for Class I, and 0.50% and 0.45% for Class Y, respectively. As of April 30, 2018, Class A, Class C, Class I and Class Y shares of the Acquiring Fund continued to have lower net expense ratios than Class A, Class C, Class I and Class Y shares of the Fund, respectively. The net expense ratios for the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements) as of April 30, 2018 were approximately 0.89% and 0.70% for Class A, 1.61% and 1.45% for Class C, 0.55% and 0.45% for Class I, and 0.50% and 0.45% for Class Y, respectively. In addition, the total expense ratio of the Acquiring Fund's Class A, Class C, Class I and Class Y shares, as adjusted showing the effect of the consummation of the Reorganization, based on the fees and expenses of each fund as of its last fiscal year end (without reflecting the current fee waivers and expense reimbursements) are estimated to be lower than the total expense ratio of the corresponding class of shares of the Fund. See "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Proxy Statement.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the expected benefits to shareholders of the Fund as a result of the reorganization (e.g., permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that had a lower expense ratio for each class of shares, based on the expenses of each fund as of the fund's most recent fiscal year end and as of April 30, 2018 (the Acquiring Fund's fiscal year end), and a comparable performance record generally), expenses relating to the reorganization will be borne by the Fund, whether or not the reorganization is consummated. Such expenses are expected to total approximately $410,000 or approximately 0.08% of the Fund's net assets as of April 30, 2018. It is estimated that holders of the Fund's Class A, Class C, Class I and Class Y shares would start to realize the Acquiring Fund's lower net annual expense ratio approximately 3.4 months for Class A, 3.8 months for Class C, 6.5 months for Class I and 7.2 months for Class Y shares after the reorganization occurs based on the current estimate of the expenses of the reorganization and each Class's pro rata share of those expenses. The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE COMPANY'S BOARD OF DIRECTORS RECOMMEND I VOTE?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the net annual expense ratios, of the Fund and the Acquiring Fund, the relative performance of the Fund and the Acquiring Fund, and the costs to be incurred by the Fund in connection with the reorganization, the Company's Board of Directors believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Company's Board of Directors determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and had, with respect to its Class A, Class C, Class I and Class Y shares, lower net annual expense ratios, and is estimated to have lower total expense ratios after the reorganization, than the Fund's Class A, Class C, Class I and Class Y shares, respectively, based on the expenses of each fund as of the fund's most recent fiscal year end. In addition, the Acquiring Fund had a better performance record than the Fund for the one- and five-year periods ended December 31, 2017. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable Dreyfus, as the Acquiring Fund's investment adviser, and INA, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. Therefore, the Company's Board of Directors recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card. These voting methods will save the Fund money because the Fund would not have to pay for return mail postage. Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal. Thank you in advance for your vote.

DREYFUS Intermediate Term Income FUND

Notice of Special Meeting of Shareholders

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus Intermediate Term Income Fund (the "Fund"), a series of Dreyfus Investment Grade Funds, Inc. (the "Company"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Wednesday, September 5, 2018, at 9:30 a.m., for the following purposes:

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on June 25, 2018 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Directors

James Bitetto
Secretary

New York, New York
June 25, 2018

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Proposed Reorganization of

DREYFUS Intermediate Term Income FUND

(a series of dreyfus Investment Grade funds, inc.)

With and Into

bny mellon insight core plus FUND

(a series of BNY Mellon Absolute Insight funds, inc.)

PROSPECTUS/PROXY STATEMENT
[_______], 2018

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON WEDNESDAY, SEPTEMBER 5, 2018

This Prospectus/Proxy Statement is being furnished in connection with a solicitation of proxies by the Board of Directors of Dreyfus Investment Grade Funds, Inc. (the "Company"), on behalf of Dreyfus Intermediate Term Income Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Wednesday, September 5, 2018, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on June 25, 2018 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I or Class Y shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C, Class I or Class Y Fund shares, respectfully, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated [_______], 2018, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") on [_______], 2018 (File No. 333-[_______]) and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are open-end management investment companies. The Acquiring Fund and the Fund are advised by Dreyfus. Insight North America LLC ("INA"), an affiliate of Dreyfus, serves as sub-investment adviser to the Acquiring Fund and is responsible for the day-to-day management of the Acquiring Fund's investments. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. However, the investment practices and limitations of each fund are not identical. The Acquiring Fund seeks high total return consistent with preservation of capital. The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Acquiring Fund and the Fund each normally invests in various types of fixed-income securities of U.S. and foreign issuers. Typically, the Acquiring Fund and the Fund each can be expected to have an average effective portfolio duration ranging between three and eight years. The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by INA. The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities rated investment grade or the unrated equivalent as determined by Dreyfus. The Acquiring Fund is a series of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"). A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated November 29, 2017, as revised February 2, 2018, and Annual Report for its fiscal year ended April 30, 2018 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference. For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended July 31, 2017 and Semi-Annual Report for the six-month period ended January 31, 2018, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held. Holders of Class A, Class C, Class I and Class Y shares of the Fund will vote together on the proposal. Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization, except as to broker non-votes as described under the heading "Voting Information." If the enclosed proxy card is executed and returned, or if you have voted by telephone or through the Internet, your vote nevertheless may be revoked after it is received by giving another proxy by mail, by calling the toll-free telephone number or through the Internet. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

As of April 30, 2018, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares	Class Y Shares
30,346,651	529,346	9,480,551	1,100,393

Proxy materials will be mailed to shareholders of record on or about July 9, 2018. To reduce expenses, only one copy of the proxy materials will be mailed to those addresses shared by two or more accounts. If you wish to revoke this arrangement and receive individual copies, you may do so at any time by writing to the address or calling the phone number set forth above. The Fund will begin sending you individual copies promptly after receiving your request.

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction. The Company's Board of Directors, over 75% of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund. The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Company's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders who hold shares in taxable accounts. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards. As of July 31, 2017, the Fund's fiscal year end, the Fund had approximately $13.7 million of capital loss carryforwards. As of April 30, 2018, the Fund had approximately $16.3 million of capital loss carryforwards. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies. The Acquiring Fund seeks high total return consistent with preservation of capital. The Acquiring Fund's investment objective is a fundamental policy, which may be changed only with the approval of the Acquiring Company's Board of Directors and the Acquiring Fund's shareholders. The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund's investment objective is a fundamental policy, which may be changed only with the approval of the Company's Board of Directors and the Fund's shareholders.

To pursue its goal, the Acquiring Fund normally invests in a diversified portfolio of fixed-income securities of U.S. and foreign issuers. The fixed-income securities in which the Acquiring Fund may invest include: (i) securities issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises (U.S. government securities); (ii) corporate debt securities of U.S. and non-U.S. issuers, including convertible securities, preferred stock and corporate commercial paper; (iii) mortgage-related securities; (iv) asset-backed securities; (v) inflation indexed bonds issued by governments or corporations; (vi) structured notes (i.e., specially designed debt instruments whose return is determined by reference to an index or security); (vii) loan participations and assignments; (viii) delayed funding loans and revolving credit facilities; (ix) bank certificates of deposit, fixed time deposits and bankers' acceptances; (x) repurchase agreements and reverse repurchase agreements; (xi) debt securities issued by states or local governments or their agencies, authorities or other government sponsored enterprises (municipal securities); (xii) obligations of foreign governments or their subdivisions, agencies or government sponsored enterprises; and (xiii) obligations of international agencies or supranational entities. The Acquiring Fund normally invests primarily in fixed-income securities rated, at the time of purchase, investment grade (i.e., Baa3/BBB- or higher) or the unrated equivalent as determined by INA. The Acquiring Fund, however, may invest up to 25% of its net assets in fixed-income securities rated, at the time of purchase, below investment grade ("high yield" or "junk" bonds) or the unrated equivalent as determined by INA.

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. and foreign issuers rated investment grade or the unrated equivalent as determined by Dreyfus. These securities include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating rate loans (limited to up to 20% of the Fund's net assets) and other floating rate securities and foreign bonds. The Fund's investments in floating rate loans are generally focused on senior secured loans but also may include second lien loans, senior unsecured loans, subordinated loans, and fixed rate loans with respect to which the Fund has entered into derivative instruments (principally swap agreements and options on swap agreements) to effectively convert the fixed rate interest payments into floating rate interest payments. The Fund also may purchase participations and assignments in, and commitments to purchase, floating rate loans. Investments in floating rate loans and other floating rate securities generally will focus on U.S. issuers, but the Fund may invest in foreign issuers, typically those located in foreign countries that are members of the Organisation for Economic Co-operation and Development. For additional yield, the Fund may invest up to 20% of its assets in fixed-income securities rated below investment grade to as low as Caa/CCC or the unrated equivalent as determined by Dreyfus.

Credit ratings are determined by independent rating organizations that analyze and evaluate a bond issuer's, and/or any credit enhancer's, credit profile and ability to repay debts. Based on their assessment, these rating organizations assign letter grades that reflect the issuer's, and/or any credit enhancer's, creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade. As of April 30, 2018, the Acquiring Fund's portfolio had an average credit quality rating of A and the Fund's portfolio had an average credit quality rating of A+.

The fixed-income securities in which each fund may invest may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Typically, the Acquiring Fund and the Fund each can be expected to have an average effective portfolio duration ranging between three and eight years. INA may lengthen or shorten the Acquiring Fund's portfolio duration outside this range depending on its evaluation of market conditions. Duration is an indication of an investment's "interest rate risk," or how sensitive a bond or the fund's portfolio may be to changes in interest rates. Generally, the longer a bond's duration, the more likely it is to react to interest rate fluctuations and the greater its long-term risk/return potential. In addition, the Fund's portfolio typically can be expected to have an average effective maturity ranging between five and ten years. A bond's maturity is the length of time until the principal must be fully repaid with interest. Average effective portfolio maturity is an average of the maturities of bonds held by a fund directly and the bonds underlying derivative instruments entered into by the fund, if any, adjusted to reflect provisions or market conditions that may cause a bond's principal to be repaid earlier than at its stated maturity. The Acquiring Fund does not have any restrictions on its average effective portfolio maturity. Each fund may invest in individual fixed-income securities of any maturity or duration. As of April 30, 2018, the average effective duration of the Acquiring Fund's portfolio and the Fund's portfolio was 5.41 years and 5.85 years, respectively. The average effective maturity of the Acquiring Fund's portfolio and the Fund's portfolio as of such date was 8.87 years and 9.78 years, respectively.

The Fund focuses on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers (i.e., securities issued by companies organized under the laws of countries other than the U.S. or securities issued by foreign governments), including those of issuers in emerging markets. The Acquiring Fund may invest in the securities of foreign issuers, including, although not a principal investment strategy, up to 20% of its net assets in the securities of issuers located in emerging market countries. The Acquiring Fund considers emerging market countries to be those countries included in the MSCI Emerging Markets Index. Emerging market countries in which each fund may invest may have sovereign ratings that are below investment grade or are unrated.

Securities in which each fund invests may be denominated in foreign currencies. To protect it against potential depreciation of such foreign currencies versus the U.S. dollar, each fund may engage in currency hedging. Currency exposures may be selectively hedged for the Acquiring Fund through the use of currency spot, forward and swap contracts to seek to provide protection from currency losses. In addition, the Acquiring Fund may invest directly in foreign currencies.

In constructing the Acquiring Fund's portfolio, INA relies primarily on proprietary, internally-generated credit research. This credit research focuses on both industry/sector analysis as well as detailed individual security selection. INA seeks to identify investment opportunities for the Acquiring Fund based on the relative value of securities. INA analyzes individual issuer credit risk based on factors such as management depth and experience, competitive advantage, market and product position and overall financial strength. INA may supplement its internal research with external, third-party credit research and related credit tools. INA may sell securities in anticipation of market declines or credit downgrades. In addition, INA may sell securities to take advantage of new investment opportunities.

The Fund's portfolio managers buy and sell fixed-income securities based on credit quality, financial outlook and yield potential. Fixed-income securities with deteriorating credit quality are potential sell candidates, while those offering higher yields are potential buy candidates.

Although not a principal investment strategy, each fund may, but is not required to, use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency, credit or interest rate risk, to manage effective maturity or duration, as part of a hedging strategy, or for other purposes related to the management of the fund. The derivative instruments in which the fund may invest include principally options, futures and options on futures (including those relating to securities, foreign currencies, indices and interest rates), forward contracts (including foreign currency forward contracts), swaps (including total return, currency, interest rate and credit default swaps), and other derivative instruments (including, for the Acquiring Fund, structured notes). Derivatives may be entered into on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. A derivatives contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of the underlying asset. When a fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions or otherwise cover its obligations, in accordance with applicable regulations, while the positions are open.

Although not a principal investment strategy, each fund also may purchase or sell securities on a forward commitment (including "TBA" (to be announced)) basis. These transactions involve a commitment by the fund to purchase or sell particular securities, such as mortgage-related securities, with payment and delivery taking place at a future date, and permit the fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market conditions. The Fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. The Acquiring Fund also may invest in other investment companies, including exchange-traded funds ("ETFs").

Although not a principal investment strategy, the Acquiring Fund, like the Fund, may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Acquiring Fund may invest in agency or non-agency mortgage-backed securities, including privately-issued mortgage pass-through securities, which generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. These mortgage-related securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities. In addition, some mortgage-related securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.

Although not a principal investment strategy, the Acquiring Fund, like the Fund, may invest in other asset-backed securities. Such asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property, as well as home equity line of credit loans and other second-lien mortgages. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value.

Although not a principal investment strategy, the Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each of the Acquiring Fund and the Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Acquiring Fund and the Fund have substantially similar fundamental investment restrictions. Please see Exhibit B of this Prospectus/Proxy Statement for a comparison of the fundamental investment restrictions of the Acquiring Fund and the Fund.

Investment Risks. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar. Because the Acquiring Fund may invest a higher percentage of its assets in fixed-income securities rated below investment grade and foreign issuers than the Fund, the Acquiring Fund may be subject to certain of the risks associated with investments in high yield securities and foreign securities to a greater extent than the Fund.

Principal Risks

Both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following principal risks:

•	Fixed-income market risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). During periods of reduced market liquidity, the Acquiring Fund or the Fund may not be able to readily sell fixed-income securities at prices at or near their perceived value. If the Acquiring Fund or the Fund needed to sell large blocks of fixed-income securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the respective fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause such fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions. Economic and other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Policy and legislative changes worldwide are affecting many aspects of financial regulation.

The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

•	Interest rate risk. Prices of bonds and other fixed rate fixed-income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed-income securities and, accordingly, will cause the value of the Acquiring Fund's or the Fund's investments in these securities to decline. During periods of very low interest rates, which occur from time to time due to market forces or actions of governments and/or their central banks, including the Board of Governors of the Federal Reserve System in the U.S., the Acquiring Fund and the Fund may be subject to a greater risk of principal decline from rising interest rates. When interest rates fall, the values of already-issued fixed rate fixed-income securities generally rise. However, when interest rates fall, the Acquiring Fund's and the Fund's investments in new securities may be at lower yields and may reduce the respective fund's income. The magnitude of these fluctuations in the market price of fixed-income securities is generally greater for securities with longer effective maturities and durations because such instruments do not mature, reset interest rates or become callable for longer periods of time. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%. In the event that a fund were to have a negative average effective duration, the net asset value of the fund could decline in a declining interest rate environment. Unlike investment grade bonds, however, the prices of high yield ("junk") bonds may fluctuate unpredictably and not necessarily inversely with changes in interest rates. Interest rate changes may have different effects on the values of mortgage-related securities because of prepayment and extension risks. In addition, the rates on floating rate instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Risks associated with rising interest rates are heightened given the Federal Reserve has raised the federal funds rate several times in recent periods and has signaled additional increases in the near future.

•	Credit risk. Failure of an issuer of a security to make timely interest or principal payments when due, or a decline or perception of a decline in the credit quality of the security, can cause the security's price to fall, lowering the value of the Acquiring Fund's or the Fund's investment in such security. The lower a security's credit rating, the greater the chance that the issuer of the security will default or fail to meet its payment obligations.

•	High yield securities risk. High yield ("junk") securities involve greater credit risk, including the risk of default, than investment grade securities, and are considered predominantly speculative with respect to the issuer's ability to make principal and interest payments. The prices of high yield securities can fall in response to bad news about the issuer or its industry, or the economy in general, to a greater extent than those of higher rated securities. Securities rated investment grade when purchased by the Acquiring Fund or the Fund may subsequently be downgraded.

•	Issuer risk. A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Market sector risk. (Not a principal risk of the Fund) The Acquiring Fund or the Fund may significantly overweight or underweight certain countries, companies, industries or market sectors, which may cause the respective fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

•	Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the Acquiring Fund's and the Fund's share price may fall dramatically, even during periods of declining interest rates. Other market developments can adversely affect fixed-income securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e., "market making") activities for certain fixed-income securities, which could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for below investment grade securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities. No active trading market may exist for some of the floating rate loans in which the fund invests and certain loans may be subject to restrictions on resale. Because some floating rate loans that the Acquiring Fund or the Fund invests in may have a more limited secondary market, liquidity risk is more pronounced for the Acquiring Fund and the Fund than for mutual funds that invest primarily in other types of fixed-income instruments or equity securities. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). Liquidity risk also may refer to the risk that the Acquiring Fund or the Fund will not be able to pay redemption proceeds within the allowable time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Acquiring Fund or the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the respective fund's share price.

•	Foreign investment risk. To the extent the Acquiring Fund or the Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Acquiring Fund or the Fund. To the extent the Acquiring Fund's or the Fund's investments are focused in a limited number of foreign countries, the respective fund's performance could be more volatile than that of more geographically diversified funds.

•	Foreign government obligations and securities of supranational entities risk. (Not a principal risk of the Fund) Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors or the governmental authorities that control repayment of their debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Acquiring Fund or the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness of a foreign government or country to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

•	Government securities risk. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Acquiring Fund or the Fund does not apply to the market value of such security or to shares of the respective fund itself. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. In addition, because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

•	Emerging market risk. (Not a principal risk of the Acquiring Fund) The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. In addition, such securities may be below investment grade quality and predominantly speculative. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•	Municipal securities risk. (Not a principal risk of the Acquiring Fund) The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Acquiring Fund's or the Fund's investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. The municipal securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the Acquiring Fund's or the Fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the respective fund to sell its holdings at a loss or at undesirable prices and adversely affect such fund's share price and increase the fund's liquidity risk and fund expenses. Changes in economic, business or political conditions relating to a particular municipal project, municipality, or state, territory or possession of the United States in which the Acquiring Fund or the Fund invests may have an impact on the respective fund's share price.

•	Inflation-indexed security risk. (Not a principal risk of the Acquiring Fund) Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The U.S. Treasury has guaranteed that in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities. Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the fund may be required to make annual distributions to shareholders that exceed the cash the fund received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.

•	Portfolio turnover risk. (Not a principal risk of the Acquiring Fund) The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the respective fund's after-tax performance.

Additional Risks

In addition to the principal risks described above, both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following additional risks that are not anticipated to be principal risks of investing in the Acquiring Fund and/or the Fund:

•	Mortgage-related securities risk. Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The Acquiring Fund and the Fund are subject to the credit risk associated with these securities, including the market's perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage-backed securities) the market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the performance of the underlying mortgage properties, and may be more volatile and less liquid than more traditional government-backed debt securities. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing a fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the Acquiring Fund's or the Fund's potential price gain in response to falling interest rates, reduce the respective fund's yield and/or cause the fund's share price to fall. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Acquiring Fund or the Fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. When interest rates rise, the effective duration of the Acquiring Fund's or the Fund's mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the respective fund's sensitivity to rising interest rates and its potential for price declines.

•	Asset-backed securities risk. General downturns in the economy could cause the value of asset-backed securities to fall. In addition, asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide the Acquiring Fund or the Fund with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

•	Zero coupon securities risk. Zero coupon securities are debt securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date (or cash payment date). The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds which pay cash interest throughout the period to maturity, the Acquiring Fund or the Fund will realize no cash until the cash payment or maturity date unless a portion of such securities are sold and, if the issuer defaults, the Acquiring Fund or the Fund may obtain no return at all on its investment. The Internal Revenue Code requires the holder of a zero coupon security to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income tax, the Acquiring Fund or the Fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy this distribution requirement.

•	Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions,

that the U.S. dollar will decline relative to the currency being hedged. Currency exchange rates may fluctuate significantly over short periods of time. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•	Structured notes risk. (Acquiring Fund only) Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of derivative instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

•	Convertible securities risk. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations. Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. Synthetic convertible securities are subject to additional risks, including risks associated with derivatives.

•	Preferred stock risk. Preferred stock is a class of a capital stock that typically pays dividends at a specified rate. Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer. The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•	Floating rate loan risk. Unlike publicly traded common stocks which trade on national exchanges, there is no central market or exchange for loans to trade. Loans trade in an over-the-counter market, and confirmation and settlement, which are effected through standardized procedures and documentation, may take significantly longer than seven days to complete. The secondary market for floating rate loans also may be subject to irregular trading activity and wide bid/ask spreads. The lack of an active trading market for certain floating rate loans may impair the ability of the Acquiring Fund or the Fund to realize full value in the event of the need to sell a floating rate loan and may make it difficult to value such loans. There may be less readily available, reliable information about certain floating rate loans than is the case for many other types of securities, and the Acquiring Fund's or the Fund's portfolio managers may be required to rely primarily on their own evaluation of a borrower's credit quality rather than on any available independent sources. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer's obligations in the event of non-payment of scheduled interest or principal or may be difficult to readily liquidate. In the event of the bankruptcy of a borrower, the Acquiring Fund or the Fund could experience delays or limitations imposed by bankruptcy or other insolvency laws with respect to its ability to realize the benefits of the collateral securing a loan. These laws may be less developed and more cumbersome with respect to the Acquiring Fund's or the Fund's non-U.S. investments. Uncollateralized senior loans involve a greater risk of loss. Some floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the loans to presently existing or future indebtedness of the borrower or take other action detrimental to lenders, including the Acquiring Fund and the Fund, such as invalidation of loans. The floating rate loans in which the Acquiring Fund and the Fund invest typically will be below investment grade quality and, like other below investment grade securities, are inherently speculative. As a result, the risks associated with such floating rate loans are similar to the risks of below investment grade securities, although senior loans are typically senior and secured in contrast to other below investment grade securities, which are often subordinated and unsecured. Floating rate loans may not be considered to be "securities" for purposes of the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information, so that purchasers, such as the Acquiring Fund and the Fund, may not have the benefit of these protections. Because of the financial services and asset management activities of the adviser and its affiliates, the portfolio managers may not have access to material non-public information regarding the borrower to which other lenders have access which could put the Acquiring Fund or the Fund at a disadvantage compared to such other investors.

•	Participation interests and assignments risk. A participation interest gives the Acquiring Fund or the Fund an undivided interest in a loan in the proportion that the respective fund's participation interest bears to the total principal amount of the loan, but does not establish any direct relationship between the fund and the borrower. If a floating rate loan is acquired through a participation, the respective fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Acquiring Fund or the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. The Acquiring Fund and the Fund also may invest in a loan through an assignment of all or a portion of such loan from a third party. If a floating rate loan is acquired through an assignment, the respective fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

•	Forward commitments risk. The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price. When purchasing a security on a forward commitment basis, the Acquiring Fund or the Fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

•	Prepayment risk. Some securities give the issuer the option to prepay or call the securities before their maturity date, which may reduce the market value of the security and the anticipated yield-to-maturity. Issuers often exercise this right when interest rates fall. In addition, floating rate loans may not have call protection and may be prepaid partially or in full at any time without penalty. If an issuer "calls" its securities during a time of declining interest rates, the Acquiring Fund or the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of "callable" issues are subject to increased price fluctuation.

•	Repurchase agreement counterparty risk. The Acquiring Fund and the Fund are subject to the risk that a counterparty in a repurchase agreement and/or, for a tri-party repurchase agreement, the third party bank providing payment administration, collateral custody and management services for the transaction, could fail to honor the terms of the agreement.

•	ETF and other investment company risk. (Acquiring Fund only) To the extent the Acquiring Fund invests in pooled investment vehicles, such as ETFs and other investment companies, the Acquiring Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Acquiring Fund has invested therein. The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies invest. When the Acquiring Fund invests in an ETF or other investment company, shareholders of the Acquiring Fund will bear indirectly their proportionate share of the expenses of the ETF or other investment company (including management fees) in addition to the expenses of the fund. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. The Acquiring Fund will incur brokerage costs when purchasing and selling shares of ETFs.

•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the Acquiring Fund's or the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Acquiring Fund's or the Fund's use of derivatives may result in losses to the respective fund and increased portfolio volatility. Derivatives in which the Acquiring Fund and the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the respective fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter swap agreements, forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Commission may require the Acquiring Fund or the Fund to alter, perhaps materially, its use of derivatives.

•	Leverage risk. The use of leverage, such as lending portfolio securities, entering into futures contracts, forward currency contracts, swaps and engaging in forward commitment transactions, may magnify the Acquiring Fund's or the Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

•	Short sale risk. (Fund only) The Fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. As such, theoretically, stocks sold short have unlimited risk. The Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. Moreover, if the lender of a borrowed security requires the fund to return the security to it on short notice, and the Fund is unable to borrow the security from another lender, the Fund may have to buy the borrowed security at an unfavorable price, resulting in a loss. Thus, there is a risk that the Fund may be unable to engage in short selling due to a lack of available stocks or for some other reason. It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.

•	Securities lending risk. The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities or hold cash. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objectives. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical. No sales charge or CDSC will be imposed at the time of the Reorganization. Class I and Class Y shares of the Fund and the Acquiring Fund are not subject to any sales charges. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. Dreyfus, and not the Acquiring Fund, pays INA for the provision of sub-investment advisory services to the Acquiring Fund. Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Fund's average daily net assets.

Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, so that the expenses of none of the Acquiring Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. Dreyfus also has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund's Class I and Class Y shares, so that the expenses of the Fund's Class I and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively.

The Acquiring Fund's Class A, Class C, Class I and Class Y shares had a lower net annual expense ratio than the corresponding class of shares of the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end. Annual fund operating expenses for the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements) as of the last fiscal year end (July 31, 2017 for the Fund and April 30, 2018 for the Acquiring Fund) were 0.89% and 0.70% for Class A, 1.62% and 1.45% for Class C, 0.55% and 0.45% for Class I, and 0.50% and 0.45% for Class Y, respectively.

As of April 30, 2018, Class A, Class C, Class I and Class Y shares of the Acquiring Fund continued to have lower net expense ratios than Class A, Class C, Class I and Class Y shares of the Fund, respectively. The net expense ratios for the Fund and the Acquiring Fund (after current fee waivers and expense reimbursements) as of April 30, 2018 were approximately 0.89% and 0.70% for Class A, 1.61% and 1.45% for Class C, 0.55% and 0.45% for Class I, and 0.50% and 0.45% for Class Y, respectively. In addition, the total expense ratio of the Acquiring Fund's Class A, Class C, Class I and Class Y shares, as adjusted showing the effect of the consummation of the Reorganization, based on the fees and expenses of each fund as of its last fiscal year end (without reflecting the current fee waivers and expense reimbursements) are estimated to be lower than the total expense ratio of the corresponding class of shares of the Fund.

The fees and expenses set forth in the tables below for the Fund are as of its fiscal year ended July 31, 2017 and for the Acquiring Fund as of its fiscal year ended April 30, 2018. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization and do not reflect the current fee waivers and expense reimbursements. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices. Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $410,000, or approximately 0.08% of the Fund's net assets as of April 30, 2018. These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund, the Acquiring Fund or the Pro Forma combined fund set forth below.

	Fund Dreyfus Intermediate Term Income Fund Class A Shares	Acquiring Fund BNY Mellon Insight Core Plus Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.50%	4.50%	4.50%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none[1]	none[1]	none[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%	0.35%	0.35%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.48%	1.70%	0.45%
Total annual fund operating expenses	0.93%	2.05%	0.80%
Fee waiver and/or expense reimbursement	N/A	(1.35)%	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.93%	0.70%[2]	0.80%

[1]	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

[2]	Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

	Fund Dreyfus Intermediate Term Income Fund Class C Shares	Acquiring Fund BNY Mellon Insight Core Plus Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%	0.35%	0.35%
Distribution and/or service (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.46%	2.06%	0.43%
Total annual fund operating expenses	1.66%	3.16%	1.53%
Fee waiver and/or expense reimbursement	N/A	(1.71)%	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.66%	1.45%[1]	1.53%

[1]	Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

	Fund Dreyfus Intermediate Term Income Fund Class I Shares	Acquiring Fund BNY Mellon Insight Core Plus Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%	0.35%	0.35%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.16%	1.63%	0.14%
Total annual fund operating expenses	0.61%	1.98%	0.49%
Fee waiver and/or expense reimbursement	(0.06)%	(1.53)%	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.55%[1]	0.45%[2]	0.49%

[1]	Dreyfus has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund's Class I shares, so that the expenses of the Fund's Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55%. On or after November 30, 2018, Dreyfus may terminate this expense limitation at any time.

[2]	Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

	Fund Dreyfus Intermediate Term Income Fund Class Y Shares	Acquiring Fund BNY Mellon Insight Core Plus Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%	0.35%	0.35%
Distribution and/or service (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.09%	0.55%	0.06%
Total annual fund operating expenses	0.54%	0.90%	0.41%
Fee waiver and/or expense reimbursement	(0.04)%	(0.45)%	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	0.50%[1]	0.45%[2]	0.41%

[1]	Dreyfus has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund's Class Y shares, so that the expenses of the Fund's Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.50%. On or after November 30, 2018, Dreyfus may terminate this expense limitation at any time.

[2]	Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45%. On or after April 30, 2019, Dreyfus may terminate this expense limitation at any time.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes that you invest $10,000 in the respective fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The Example is based on the operating expenses of the funds as of their respective fiscal year ends noted above, but does not include the $410,000 in estimated expenses that will be borne by the Fund in connection with the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples for the Acquiring Fund and for Class I and Class Y shares of the Fund are based on net operating expenses, which reflect the contractual fee waiver and expense limitation agreement by Dreyfus. The "Pro Forma After Reorganization" Example shows the effect of the consummation of the Reorganization on the Fund and the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund Dreyfus Intermediate Term Income Fund
	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
1 Year	$541	$269/$169*	$56	$51
3 Years	$733	$523	$189	$169
5 Years	$942	$902	$334	$298
10 Years	$1,542	$1,965	$756	$673

	Acquiring Fund BNY Mellon Insight Core Plus Fund
	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
1 Year	$518	$248/$148*	$46	$46
3 Years	$939	$814	$473	$242
5 Years	$1,385	$1,505	$925	$454
10 Years	$2,619	$3,348	$2,183	$1,066

	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund
	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
1 Year	$528	$256/$156*	$50	$42
3 Years	$694	$483	$157	$132
5 Years	$874	$834	$274	$230
10 Years	$1,395	$1,824	$616	$518

* Reflects CDSC charged if redeemed/without redemption.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 173.15% and 293.18%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The Acquiring Fund commenced operations after all of the assets of another investment company advised by INA (the "predecessor fund") were transferred to the Acquiring Fund in exchange for Class Y shares of the Acquiring Fund in a tax-free reorganization on February 2, 2018. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year based on the performance of the predecessor fund's shares, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares (based on the performance of the predecessor fund's shares for the Acquiring Fund) to those of broad measures of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.dreyfus.com.

After-tax performance is shown only for Class A shares of the Acquiring Fund (based on the performance of the predecessor fund's shares) and the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of fund shares may be higher than returns before taxes or returns after taxes on distributions due to an assumed tax benefit from losses on a sale of the fund's shares at the end of the period.

Performance for the Acquiring Fund's Class A, C, I and Y shares for periods prior to February 2, 2018 represents the performance of the predecessor fund's shares adjusted to reflect any applicable sales charges. Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and C shares of the Acquiring Fund would have been lower. Each share class is invested in the same portfolio of securities and the annual returns would have differed only to the extent that the classes do not have the same expenses.

Acquiring Fund

BNY Mellon Insight Core Plus Fund—Class A Shares*
Year-by-Year Total Returns as of 12/31 each year (%)

			+5.69%	+8.49%	-1.32%	+7.27%	-0.42%	+4.83%	+5.13%
'08	'09	'10	'11	'12	'13	'14	'15	'16	'17

Best Quarter:	Q2, 2016	+3.06%
Worst Quarter:	Q2, 2013	-3.13%

The year-to-date total return of the Acquiring Fund's Class A shares as of March 31, 2018 was -1.45%.*

Acquiring Fund

BNY Mellon Insight Core Plus Fund
Average Annual Total Returns as of 12/31/17*

Share Class	1 Year	5 Years	Since Inception (12/02/2010)
Class A returns before taxes	0.38%	2.10%	3.30%
Class A returns after taxes on distributions	-0.86%	0.67%	1.86%
Class A returns after taxes on distributions and sale of fund shares	0.31%	0.97%	1.95%
Class C returns before taxes	4.13%	3.04%	3.97%
Class I returns before taxes	5.13%	3.04%	3.97%
Class Y returns before taxes	5.13%	3.04%	3.97%
Bloomberg Barclays U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	3.54%	2.10%	3.01%†

*	Represents the performance of the predecessor fund's shares for periods prior to February 2, 2018, as adjusted to reflect any applicable sales charges.
†	For comparative purposes, the value of the Index on November 30, 2010 is used as the beginning value on December 2, 2010.

Fund

Dreyfus Intermediate Term Income Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-5.95%	+17.10%	+9.03%	+7.30%	+7.19%	-1.31%	+4.77%	-1.44%	+1.81%	+4.22%
'08	'09	'10	'11	'12	'13	'14	'15	'16	'17

Best Quarter:	Q3, 2009	+7.82%
Worst Quarter:	Q3, 2008	-3.63%

The year-to-date total return of the Fund's Class A shares as of March 31, 2018 was -1.40%.

Fund

Dreyfus Intermediate Term Income Fund
Average Annual Total Returns as of 12/31/17

Share Class	1 Year	5 Years	10 Years
Class A	-0.44%	0.64%	3.61%

Share Class	1 Year	5 Years	10 Years
returns before taxes
Class A returns after taxes on distributions	-1.82%	-0.49%	2.33%
Class A returns after taxes on distributions and sale of fund shares	-0.26%	-0.02%	2.27%
Class C returns before taxes	2.46%	0.84%	3.35%
Class I returns before taxes	4.58%	1.93%	4.40%
Class Y returns before taxes	4.71%	1.95%	4.28%
Bloomberg Barclays U.S. Aggregate Bond Index reflects no deductions for fees, expenses or taxes	3.54%	2.10%	4.01%

Investment Adviser and Sub-Investment Adviser. The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $252 billion in approximately 149 mutual fund portfolios. Dreyfus is a wholly-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"). Dreyfus is the primary mutual fund business of BNY Mellon, a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $33.3 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Dreyfus has engaged its affiliate, INA, a wholly-owned subsidiary of BNY Mellon, to serve as the Acquiring Fund's sub-adviser. INA is part of the group of affiliated companies providing investment advisory services under the brand "Insight Investment" or "Insight". Investment advisory services in North America are provided through four different investment advisers registered with the Commission using the brand Insight Investment: INA, Cutwater Investor Services Corp. ("CISC"), Cutwater Asset Management Corp. and Insight Investment International Limited. The North American investment advisers are associated with other global investment managers that also (individually and collectively) use the corporate brand Insight Investment and may be referred to as "Insight" or "Insight Investment." Insight Investment, through CISC, served as the predecessor fund's investment adviser. INA, located at 200 Park Avenue, New York, New York 10166, is registered with the Commission as an investment adviser. INA, subject to Dreyfus' supervision and approval, provides day-to-day management of the Acquiring Fund's assets. As of March 31, 2018, INA managed approximately $4.6 billion of assets. Collectively, the investment managers that comprise Insight Investment are responsible for $837 billion in assets under management as of March 31, 2018.

A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus and the sub-investment advisory agreement between Dreyfus and INA is available in the Acquiring Fund's annual report for the fiscal year ended April 30, 2018.

Primary Portfolio Managers. Gautam Khanna, Jason Celente and E. Gerard Berrigan are the Acquiring Fund's primary portfolio managers, positions they have held since the Acquiring Fund commenced operations on February 2, 2018. They also were the predecessor fund's primary portfolio managers since its inception in December 2010. Messrs. Khanna and Celente are senior portfolio managers, and Mr. Berrigan is head of U.S. fixed income, at Insight Investment. Messrs. Khanna, Celente and Berrigan joined the predecessor firm of Insight Investment in 2003, 1997 and 1994, respectively. Messrs. Khanna, Celente and Berrigan will manage the combined fund if the Reorganization is approved and consummated.

David Bowser, CFA, is the Fund's primary portfolio manager. Mr. Bowser is an employee of Dreyfus and BNY Mellon Asset Management North America Corporation ("BNY Mellon AMNA"), an affiliate of Dreyfus. Mr. Bowser has served as a portfolio manager of the Fund since April 2008 and as a primary portfolio manager since October 2010. He is a managing director and senior portfolio manager for the Global Multi-Sector Investment team at BNY Mellon AMNA, a specialist multi-asset investment manager formed by the combination of certain BNY Mellon affiliated investment management firms, effective January 31, 2018. Mr. Bowser joined BNY Mellon AMNA or a predecessor firm in 2000 and also has been employed by Dreyfus since July 2006. Mr. Bowser manages the Fund in his capacity as an employee of Dreyfus.

Board Members. Other than Joseph S. DiMartino, who is Chairman of the Board of the Company and the Acquiring Company, and Gordon J. Davis, Robin A. Melvin and Benaree P. Wiley, the Company and the Acquiring Company have different Board members. Two of the nine members of the Company's Board of Directors and one of the seven members of the Acquiring Company's Board of Directors are "interested persons" (as defined in the 1940 Act) of the Fund and the Acquiring Fund, respectively. The remaining members of the Company's Board and the Acquiring Company's Board are not "interested persons" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members"). For a description of the Acquiring Company's Board members, see Exhibit C.

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Other Service Providers. MBSC Securities Corporation ("MBSC"), a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as distributor (i.e., principal underwriter) of the Fund's and the Acquiring Fund's shares pursuant to a distribution agreement among the Company, the Acquiring Company and MBSC.

The Bank of New York Mellon, an affiliate of Dreyfus, located at 225 Liberty Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's custodian and provides each fund with cash management services.

Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's and the Acquiring Fund's transfer and dividend disbursing agent.

Capitalization. The Fund and the Acquiring Fund have each classified and issued four classes of shares—Class A, Class C, Class I and Class Y shares of common stock. In addition, the Fund is authorized to issue Class T shares, but has no intention of offering Class T shares as of the date of this Prospectus/Proxy Statement. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization. The following tables set forth, as of April 30, 2018, (1) the capitalization of the Fund's Class A, Class C, Class I and Class Y shares, (2) the capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Dreyfus Intermediate Term Income Fund Class A	Acquiring Fund BNY Mellon Insight Core Plus Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class A

Total net assets	$393,273,228	$175,910	$(300,132)*	$393,149,006
Net asset value per share	$12.96	$9.84	$(0.01)**	$9.84
Shares outstanding	30,346,651	17,882	9,591,269***	39,955,802

	Fund Dreyfus Intermediate Term Income Fund Class C	Acquiring Fund BNY Mellon Insight Core Plus Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class C

Total net assets	$6,859,051	$14,832	$(5,235)*	$6,868,648
Net asset value per share	$12.96	$9.84	$(0.01)**	$9.84
Shares outstanding	529,346	1,508	167,303***	698,157

	Fund Dreyfus Intermediate Term Income Fund Class I	Acquiring Fund BNY Mellon Insight Core Plus Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class I

Total net assets	$122,842,276	$129,857	$(93,748)*	$122,878,385
Net asset value per share	$12.96	$9.83	$(0.01)**	$9.83
Shares outstanding	9,480,551	13,207	3,009,086***	12,502,844

	Fund Dreyfus Intermediate Term Income Fund Class Y	Acquiring Fund BNY Mellon Insight Core Plus Fund Class Y	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Insight Core Plus Fund Class Y

Total net assets	$14,263,029	$41,169,709	$(10,885)*	$55,421,853
Net asset value per share	$12.96	$9.84	$(0.01)**	$9.84
Shares outstanding	1,100,393	4,185,889	347,787***	5,634,069

*	Reflects the estimated costs of the Reorganization to be paid by the Fund (approximately $410,000).
**	Reflects the net asset value per share costs of the Reorganization to be paid by the Fund.
***	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of April 30, 2018, the Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) were $537,237,584 and $41,490,308, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C, Class I and Class Y shares of the Fund and Class A, Class C, Class I and Class Y shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plans. Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay MBSC, the funds' distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A, Class I or Class Y shares of either fund. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans. Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I or Class Y shares of either fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. An investor may sell (redeem) Class A, Class C, Class I or Class Y shares of the Fund and Class A, Class C, Class I or Class Y shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the Dreyfus Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in kind"), to the extent the composition of the fund's investment portfolio enables it to do so, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets) or the redemption request is during stressed market conditions. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the respective fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends monthly and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Dreyfus Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Dreyfus Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144. In addition, if you had the Checkwriting Privilege on your Fund account, you will receive under separate cover a checkbook reflecting your new account number with respect to Class A shares of the Acquiring Fund. When you receive this checkbook, please begin using the new checks immediately. While any outstanding checks written during the 30-day grace period after the Closing Date will be honored, it is important that you destroy any unused checks assigned to your prior Fund account number.

Organizational and Governance Structure. The organizational and governance structure of the Fund and the Acquiring Fund are substantially similar. The Fund is a series of the Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Company's Articles of Incorporation, as amended, the Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code"). The Acquiring Fund is a series of the Acquiring Company, which also is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation, as amended, and the Acquiring Company's By-Laws, the provisions of which are substantially similar to those of the Company's, and the Maryland Code.

REASONS FOR THE REORGANIZATION

Management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and investment management policies. As a result of the review, management recommended to the Company's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund, respectively, will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which has a similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower management fee and had, with respect to its Class A, Class C, Class I and Class Y shares, lower net annual expense ratios, and is estimated to have lower total expense ratios after the Reorganization, than the Fund's Class A, Class C, Class I and Class Y shares, respectively, without diluting such shareholders' interests. The Acquiring Fund also has a better performance record than the Fund for the one- and five-year periods ended December 31, 2017. As of April 30, 2018, the Fund had net assets of approximately $537.2 million and the Acquiring Fund had net assets of approximately $41.5 million. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus, as the Acquiring Fund's investment adviser, and INA, as the Acquiring Fund's sub-investment adviser, to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to incur transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. Increasing the Acquiring Fund's assets may benefit Dreyfus because such increase in assets may reduce the amount of fees and expenses Dreyfus has contractually agreed to waive or reimburse. In addition, the Acquiring Company's Board noted that the total annual expense ratios of the Acquiring Fund's Class A, Class C, Class I and Class Y shares are estimated to decrease as a result of the Reorganization.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Company's Board and the Acquiring Company's Board, including a majority of the Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on October 19, 2018, or such other date as may be agreed upon by the parties (the "Closing Date"). The number of Class A, Class C, Class I and Class Y shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C, Class I and Class Y shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I and Class Y shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization by the Company's Board and the Acquiring Company's Board. The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund. An additional condition to the Reorganization is that the Fund and the Acquiring Fund receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the Reorganization. The Plan may be terminated and abandoned by the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders), if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

Because of the anticipated benefits to shareholders of the Fund as a result of the Reorganization, the Fund will bear the expenses relating to the Reorganization. The total expenses of the Reorganization, for legal and accounting expenses, outside solicitation firm costs, printing, postage, proxy out-of-pocket costs and proxy solicitation, mailing, reporting and tabulation costs, and regulatory filing fees, are expected to be approximately $410,000. In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, the Fund will retain AST Fund Solutions, LLC ("AST") to assist in the solicitation of proxies, primarily by contacting shareholders by telephone, which is expected to cost approximately $85,000, plus any out of pocket expenses, such cost to be borne by the Fund, and is included in the estimated total expenses of the Reorganization listed above. The Fund has agreed to indemnify AST and related parties against certain liabilities and expenses arising out of its services to the Fund in connection with the Meeting. It is estimated that holders of the Fund's Class A, Class C, Class I and Class Y shares would start to realize the Acquiring Fund's lower total annual expense ratio approximately 3.4 months for Class A, 3.8 months for Class C, 6.5 months for Class I and 7.2 months for Class Y shares after the Reorganization occurs based on the current estimate of the expenses of the Reorganization and each class's pro rata share of those expenses. The Acquiring Fund will not bear any costs associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm. If the Reorganization is not approved by Fund shareholders, the Company's Board will consider other appropriate courses of action with respect to the Fund, including continuing to operate as the Fund currently does or merger with a different fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions. Since certain of the Fund's existing investment restrictions, primarily its non-fundamental restriction on investing in other investment companies, could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan (i.e., the acquisition of shares of the Acquiring Fund in exchange for the Fund's assets and stated liabilities), Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization. The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization. The Fund will continue to comply with its existing investment restrictions leading up to the consummation of the

Reorganization. A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C, Class I and Class Y shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to each fund and its Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I and Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I and Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C, Class I and Class Y shares for Acquiring Fund Class A, Class C, Class I and Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards. As of the Fund's fiscal year ended July 31, 2017, the Fund had approximately $13.7 million of capital loss carryforwards. As of April 30, 2018, the Fund had approximately $16.3 million of capital loss carryforwards. The Acquiring Fund will be permitted to utilize all of the Fund's capital loss carryforwards after the Reorganization.

Sale of Portfolio Securities. If the Reorganization is approved by Fund shareholders, a significant percentage of the Fund's portfolio securities may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis, after the application of any available capital loss carryforward, will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders who hold shares in taxable accounts. Management currently estimates that the Fund would not recognize any capital gains as a result of the sale of such portfolio securities before consummation of the Reorganization.

Required Vote and Board's Recommendation

The Company's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization. The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE Company's BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, unanimously RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus and Statement of Additional Information, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 333-202460). The Acquiring Fund's Prospectus, dated November 29, 2017, as revised February 2, 2018, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on February 5, 2018. The Acquiring Fund's Statement of Additional Information, dated [May 1, 2017, as revised or amended September 1, 2017, September 29, 2017, November 1, 2017, November 29, 2017, December 29, 2017, February 1, 2018, March 1, 2018 and March 29, 2018], is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on [March 28], 2018.

Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus and Statement of Additional Information, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-48926). The Fund's Prospectus, dated December 1, 2017, as revised May 18, 2018, is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on May [_], 2018. The Fund's Statement of Additional Information, dated [May 1, 2017, as revised or amended June 1, 2017, August 1, 2017, September 1, 2017, September 29, 2017, December 1, 2017, December 11, 2017, February 1, 2018, March 1, 2018 and March 29, 2018], is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on [March 27], 2018.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public

Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Text-only versions of fund documents can be viewed online or downloaded from www.sec.gov or www.dreyfus.com. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. The Fund may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions from a shareholder, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any Fund shareholder giving a proxy by telephone or electronically may revoke it at any time before it is exercised by submitting a new proxy or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Unmarked but properly signed and dated proxy cards will be voted "FOR" the Reorganization. Properly signed and dated proxy cards marked with an abstention or representing a broker non-vote will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. A broker "non-vote" is a proxy from a broker or nominee who does not have discretionary power to vote Fund shares on behalf of its client, the beneficial owner of the shares, indicating that such broker or nominee has not received instructions from its client or other persons entitled to vote the shares. Accordingly, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires BNY Mellon, an affiliate of Dreyfus, as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions. However, if no voting instructions are received, BNY Mellon may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders. Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNY Mellon will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of one-third (33-1/3%) of the Fund's outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, the Chair of the Meeting has the power to adjourn the Meeting from time to time without notice, other than announcement at the Meeting, until such quorum is present. The Chair of the Meeting or the Company's Board may determine to postpone the Meeting or adjourn the Meeting (including in the event a quorum is present) in the sole discretion of the Chair or Board for any reason, including, to solicit sufficient votes to approve a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.

With respect to Fund shares for which Dreyfus or its affiliates have voting authority, such shares will be voted in accordance with the recommendation of an independent fiduciary.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of April 30, 2018, either of record or beneficially, 5% or more of the outstanding Class A, Class C, Class I and Class Y shares of the Fund and the outstanding Class A, Class C, Class I, Class Y and Class Y shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization	After Reorganization

Fund—Class A Shares

Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	10.2646%	10.2654%

National Financial Services 82 Devonshire Street Boston, MA 02109-3605	7.9532%	7.9539%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.0767%	5.0771%

Fund—Class C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated FBO Customers 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	28.2613%	28.2156%

LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121-3091	15.4540%	15.4289%

Wells Fargo Bank NA 2801 Market Street Saint Louis, MO 63103-2523	13.2583%	13.2368%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	13.2527%	13.2313%

UBS WM USA FBO Customers 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.0946%	8.0814%

American Enterprise Investment SVC 707 2nd Ave S. Minneapolis, MN 55402-2405	6.7699%	6.7589%

Fund—Class I Shares

Mac & Co. Mutual Funds Operations 525 William Penn Place P.O. Box 3198 Pittsburgh, PA 15230-3198	30.4908%	30.4995%

National Financial Services LLC FBO Customers Attn: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	20.2338%	20.2396%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.3285%	15.3329%

American Enterprise Investment SVC 707 2nd Ave S. Minneapolis, MN 55402-2405	5.5599%	5.5615%

Fund—Class Y Shares

SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	90.7660%	23.3502%

Taynik & Company C/O State Street Bank 1200 Crown Colony Drive Quincy, MA 02169-0938	9.2340%	2.3755%

Acquiring Fund—Class A Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	39.7804%	0.0178%

The Bank of New York Mellon, Custodian Roth IRA FBO Jonathan A. Sakellariou Severn, MD 21144	28.1208%	0.0126%

The Bank of New York Mellon, Custodian Rollover IRA FBO Jimmy Yee Chino Hills, CA 91709	20.8035%	0.0093%

The Bank of New York Mellon, Custodian Rollover IRA FBO Mark S. Anderson Bloomfield, NJ 07003	5.7030%	0.0026%

BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	5.5922%	0.0025%

Acquiring Fund—Class C Shares

BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	66.3215%	0.1432%

LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121-3091	33.6785%	0.0727%

Acquiring Fund—Class I Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	87.2528%	0.0758%

BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	9.2066%	0.0080%

Acquiring Fund—Class Y Shares

Mac & Co. 500 Grant Street Pittsburgh, PA 15219-2502	99.9761%	74.2783%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of February 28, 2018, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of April 30, 2018, Board members and officers of the Company and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-23036) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended April 30, 2018, filed on June [__], 2018. The financial statements of the Fund (File No. 811-06718) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended July 31, 2017, filed on October 2, 2017, and the Fund's Semi-Annual Report for the six-month period ended January 31, 2018, filed on April 4, 2018.

The audited financial statements of the Fund for its fiscal year ended July 31, 2017 and the audited financial statements of the Acquiring Fund for its fiscal year ended April 30, 2018 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, respectively, and upon the authority of said firm as an expert in accounting and auditing.

OTHER MATTERS

The Company's Board members are not aware of any other matters that may come before the Meeting. However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR OTHERWISE VOTE PROMPTLY.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of May 2, 2018 (the "Agreement"), between DREYFUS INVESTMENT GRADE FUNDS, INC. (the "Company"), a Maryland corporation, on behalf of DREYFUS INTERMEDIATE TERM INCOME FUND (the "Fund"), and BNY MELLON ABSOLUTE INSIGHT FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of BNY MELLON INSIGHT CORE PLUS FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C, Class I and Class Y shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Company, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of common stock;

WHEREAS, the Company's Board has determined that the Reorganization is in the best interests of the Fund and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1       Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

A-1

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C, Class I and Class Y shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

A-2

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10       As soon as practicable after the Closing Date, the Company shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be October 19, 2018, or such other date as the parties, through their duly authorized officers, may mutually agree. All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 7th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2       The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing

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Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4       The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund's transfer agent shall issue and deliver to the Company's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1       The Company, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material

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fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Company's Articles of Incorporation, as amended (the "Company's Charter"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended July 31, 2017 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since July 31, 2017, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

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(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The information to be furnished by the Company, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p) The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Fund, as follows:

(a) The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

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(b) The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for the Acquiring Fund's fiscal years ended April 30, 2015, 2016 and 2017 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and for the Acquiring Fund's fiscal years ended April 30, 2013 and 2014 by a different independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since April 30, 2017, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes

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shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Company.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE Acquiring COMPANY AND THE COMPANY, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

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5.2       The Company will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3       Subject to the provisions of this Agreement, the Company, on behalf of the Fund and the Acquiring Company, on behalf of the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4       As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Company's President or its Vice President and Treasurer.

5.5       The Company, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1       All representations and warranties of the Company, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2       The Company shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Company's Treasurer.

6.3       The Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Company's name by the Company's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations

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and warranties of the Company, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1       All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2       The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Company's Charter and the 1940 Act.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

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8.5       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6       The Fund and Acquiring Fund shall have received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

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9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1       This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Company or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2       If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Company or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement, except as provided in paragraph 9.3.

9.3       Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund, whether or not the Reorganization is consummated.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Company or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1      None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2      This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3      This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4      This Agreement may be amended only by a signed writing between the parties.

11.5      This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6      This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations

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hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7       It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Company or the Company, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Company's Charter or the Company's Charter. The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Company, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS INVESTMENT GRADE FUNDS, INC.,
on behalf of Dreyfus Intermediate Term Income Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC., on behalf of BNY Mellon Insight Core Plus Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

A-13

Exhibit B

Comparison of Fundamental Investment Restrictions of

the Acquiring Fund and the Fund

	Acquiring Fund BNY Mellon Insight Core Plus Fund	Fund Dreyfus Intermediate Term Income Fund
	The Acquiring Fund may not…	The Fund may not…
Borrowing; Senior Securities	Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Fundamental Policy, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted by Fundamental Policy Nos. 2 (Borrowing) and 3 (Commodities) and Nonfundamental Policy No. 3 (Pledging Assets) may be deemed to give rise to a senior security.

Commodities	Invest in physical commodities or physical commodities contracts, except that the Acquiring Fund may purchase and sell commodity-linked or index-linked structured notes, commodity-related ETFs or exchange-traded notes, options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.	Invest in commodities, except that the Fund may purchase and sell futures contracts, including those relating to indices, and options on futures contracts or indices.

B-1

	Acquiring Fund BNY Mellon Insight Core Plus Fund	Fund Dreyfus Intermediate Term Income Fund
	The Acquiring Fund may not…	The Fund may not…
Issuer Diversification

With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Acquiring Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Acquiring Fund.

Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.
Industry Concentration

Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the Commission. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this fundamental policy.

Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

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	Acquiring Fund BNY Mellon Insight Core Plus Fund	Fund Dreyfus Intermediate Term Income Fund
	The Acquiring Fund may not…	The Fund may not…
Lending Portfolio Securities; Loans

Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Acquiring Fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the Commission or other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this fundamental policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Acquiring Fund. Any loans of portfolio securities will be made according to guidelines established by the Commission and the board.

Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements; however, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Commission and the board.
Real Estate; Oil and Gas	Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Acquiring Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts (REITs) and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate. In particular, the Fund may purchase mortgage-backed securities and REIT securities.

Underwriting

Act as an underwriter of securities of other issuers, except to the extent the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

In addition, the Fund's investment objective is a fundamental policy, which may be changed only with the approval of the Company's Board of Directors and the Fund's shareholders. The Acquiring Fund's investment objective also is a fundamental policy, which may be changed only with the approval of the Acquiring Company's Board of Directors and the Acquiring Fund's shareholders.

B-3

EXHIBIT C

INFORMATION ABOUT BOARD MEMBERS OF THE ACQUIRING COMPANY

Independent Directors1

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)
Joni Evans 1942 Board Member	Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications (2007 – present) Principal, Joni Evans Ltd. (publishing) (2006 – present)	N/A
Joan L. Gulley 1947 Board Member	PNC Financial Services Group, Inc. (1993 – 2014), including Executive Vice President and Chief Human Resources Officer and Executive Committee member (2008 – 2014)	N/A
Ehud Houminer 1940 Board Member	Board of Overseers at the Columbia Business School, Columbia University (1992 - present) Trustee, Ben Gurion University	N/A
Alan H. Howard 1959 Board Member

Managing Partner of Heathcote Advisors LLC, a financial advisory services firm (2008 – present)

President of Dynatech/MPX Holdings LLC (2012 – present), a global supplier and service provider of military aircraft parts, including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013 – present)

Senior Advisor, Rossoff & Co., an independent investment banking firm (2014 – present)

Movado Group, a designer and manufacturer of watches, Director (1997 – present)

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Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Robin A. Melvin 1963 Board Member

Co-Chair, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014 – present; served as a board member since 2013)

N/A
Burton N. Wallack 1950 Board Member	President and Co-owner of Wallack Management Company, a real estate management company (1987 – present)	N/A
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005 – present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008 – present)

1  Each of the Independent Board Members serves on the Board's audit, nominating, compensation and litigation committees, except that Mr. DiMartino does not serve on the compensation committee for the Acquiring Company.

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Interested Director2

Name Year of Birth Position	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Gordon J. Davis 1941 Board Member	Partner in the law firm of Venable LLP (2012 – present)	Consolidated Edison, Inc., a utility company, Director (1997 – 2014) The Phoenix Companies, Inc., a life insurance company, Director (2000 – 2014)

2  Mr. Davis is deemed to be an "interested person" (as that term is defined in the 1940 Act) of the Acquiring Company as a result of his affiliation with Venable LLP, which provides legal services to the Acquiring Company. Mr. Davis does not serve on the Board's audit, nominating, compensation or litigation committees for the Acquiring Company.

Each Board member of the Acquiring Company, except Ms. Gulley and Mr. Howard, has been a Dreyfus Family of Funds board member for over 20 years. Ms. Gulley was in the asset management business for more than 30 years prior to her retirement in 2014. Mr. Howard has over 30 years of experience in investment banking, including experience advising asset managers. Additional information about each Board member of the Acquiring Company follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each such Board member possesses which the Board of the Acquiring Company believes has prepared them to be effective Board members. The Board of the Acquiring Company believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness. However, the Board of the Acquiring Company believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board of the Acquiring Company believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the nominating committee of the Board of the Acquiring Company contains certain other factors considered by the committee in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the Board members of the Acquiring Company are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Dreyfus, and also may benefit from information provided by Dreyfus' counsel; counsel to the Acquiring Company and to the Board have significant experience advising funds and fund board members. The Board of the Acquiring Company and its committees have the ability to engage other experts as appropriate. The Acquiring Company's Board evaluates its performance on an annual basis.

Independent Board Members

•	Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994

C-3

and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

•	Joni Evans – Ms. Evans has more than 35 years of experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006. Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•	Joan L. Gulley – Ms. Gulley served in various senior roles at PNC Financial Services Group, Inc. ("PNC") from 1993 until her retirement in 2014, including Chief Executive Officer of PNC Advisors, the wealth management and institutional services business of PNC, from 2002 to 2005, Executive Vice President and Chief Marketing Officer of PNC from 2002 to 2007, and Executive Vice President ("EVP") and Chief Human Resources Officer ("CHRO") of PNC from 2008 until 2014. In her role as EVP and CHRO of PNC, Ms. Gulley was responsible for the oversight of $8 billion in combined pension and 401(k) assets. Ms. Gulley also served as a member of PNC's Executive Committee from 2008 to 2014, where she participated in all key strategic and operational decisions affecting PNC, and was responsible for all staff support to the PNC Board's Personnel and Compensation Committee with respect to executive compensation, succession planning, talent management, human resource regulatory matters and diversity. Prior to joining PNC, Ms. Gulley held positions with The Massachusetts Company, a chartered bank and subsidiary of The Travelers Insurance Company, which was acquired by PNC in 1993, and with branches of the Federal Reserve Bank in Boston, Massachusetts and Washington D.C. Ms. Gulley currently serves as a board member and member of the audit committee of Pennsylvania American Water, a subsidiary of the American Water Company, which is a public water company operating in the U.S. and Canada.

•	Ehud Houminer – Mr. Houminer serves on Columbia Business School's Board of Overseers. Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.). Mr. Houminer is also a Trustee of Ben Gurion University.

•	Alan H. Howard – Mr. Howard is the Managing Partner of Heathcote Advisors LLC, which he formed in 2008 and which provides financial advisory services as well as makes principal investments. Mr. Howard is the Lead Director, chair of the Compensation Committee and member of the Audit Committee of the Board of Directors of Movado Group, Inc., a leading global designer, marketer and distributor of watches. Mr. Howard is also a Senior Advisor at Rossoff & Company LLC, an independent investment banking firm that provides advice on mergers and acquisitions, corporate finance and restructurings and assists on raising debt and equity capital in the private and public markets. In addition, Mr. Howard is the President of Dynatech/MPX Holdings LLC ("DM Holdings"), a privately held global supplier and service provider of military aircraft parts for multiple platforms and engines. Mr. Howard has been a member of the Board of Directors of DM Holdings since 2012 and serves on the boards of its two operating companies, also serving as chief executive officer of one of the companies. He also currently serves on the Board of Directors of Movado Group, Inc. From September 2008 through June 2010 he was Managing Partner of S3 Strategic Advisors LLC which provides strategic advice to hedge funds and asset managers. Prior to July

C-4

2006, Mr. Howard was a Managing Director of Credit Suisse First Boston LLC, where he was an advisor to several of the firm's most important clients on mergers and acquisitions, corporate finance and capital raising assignments.

•	Robin A. Melvin – Since 2014, Ms. Melvin has served as Co-Chair of Illinois Mentoring Partnership, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, and has served as a board member since 2013. Ms. Melvin served as Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances, from 1995 to 2012. In that role she also managed the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family. She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy. Prior to that, Ms. Melvin was an investment banker with Goldman Sachs Group, Inc.

•	Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•	Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts. She has also served on the boards of several public companies and charitable organizations, including serving as chair of the advisory board of PepsiCo African-American.

Interested Board Member

•	Gordon J. Davis – Mr. Davis is a partner in the law firm of Venable LLP where his practice focuses on complex real estate, land use development and related environmental matters; state and municipal authorities and financings; and cultural and not-for-profit organizations. Prior to joining the firm in 2012, Mr. Davis served as a partner in the law firm of Dewey & LeBoeuf LLP from 1994 until 2012. Mr. Davis also served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York. Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City. He has also served as President of Lincoln Center. Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes). He also served as a Director of Consolidated Edison, Inc., a utility company, and The Phoenix Companies, Inc., a life insurance company.

C-5

DREYFUS INTERMEDIATE TERM INCOME FUND

The undersigned shareholder of Dreyfus Intermediate Term Income Fund (the "Fund"), a series of Dreyfus Investment Grade Funds, Inc. (the "Company"), hereby appoints Jeff Prusnofsky and Sarah S. Kelleher, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on June 25, 2018, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 9:30 a.m., on Wednesday, September 5, 2018, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Prospectus/Proxy Statement and have the proxy card below at hand.

2) Call 1-877-907-7646.

3) Follow the instructions.

To vote by Mail

1) Read the Prospectus/Proxy Statement.

2) Check the appropriate box on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please

Sign, Date and Return the Proxy Card

Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

DREYFUS INTERMEDIATE TERM INCOME FUND

1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization"). Class A, Class C, Class I and Class Y shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to its shareholders in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Holders of Class A, Class C, Class I or Class Y shares of the Fund would receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund, respectively.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

_____________________________               _______              ______________________   ________

Signature (Please Sign Within Box)         Date                Signature (Joint Owners)     Date

Subject to Completion, dated May 25, 2018

STATEMENT OF ADDITIONAL INFORMATION

[______], 2018

Acquisition of the Assets of

DREYFUS INTERMEDIATE TERM INCOME FUND (A Series of Dreyfus Investment Grade Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-DREYFUS

By and in Exchange for Class A, Class C, Class I and Class Y Shares of

BNY MELLON INSIGHT CORE PLUS FUND (A Series of BNY Mellon Absolute Insight Funds, Inc.)
144 Glenn Curtiss Boulevard
Uniondale, New York 11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated [_____], 2018 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus Intermediate Term Income Fund (the "Fund"), a series of Dreyfus Investment Grade Funds, Inc. (the "Company"), in exchange solely for Class A, Class C, Class I and Class Y shares of BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), a series of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"). The transfer is to occur pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated [May 1, 2017, as revised or amended September 1, 2017, September 29, 2017, November 1, 2017, November 29, 2017, December 29, 2017, February 1, 2018, March 1, 2018 and March 29, 2018].

2.	The Acquiring Fund's Annual Report for the fiscal year ended April 30, 2018.

3.	The Fund's Statement of Additional Information dated [May 1, 2017, as revised or amended June 1, 2017, August 1, 2017, September 1, 2017, September 29, 2017, December 1, 2017, December 11, 2017, February 1, 2018, March 1, 2018 and March 29, 2018].

4.	The Fund's Annual Report for the fiscal year ended July 31, 2017.

5.	The Fund's Semi-Annual Report for the six-month period ended January 31, 2018.

6.	Pro forma financial information for the combined Fund and Acquiring Fund as of April 30, 2018.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on [March 28], 2018 (File No. 333-202460). The financial statements of the Acquiring Fund (File No. 811-23036) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended April 30, 2018, filed on June [__], 2018.

The Fund's Statement of Additional Information is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on [March 28], 2018 (File No. 33-48926). The financial statements of the Fund (File No. 811-06718) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended July 31, 2017, filed on October 2, 2017, and the Fund's Semi-Annual Report for the fiscal period ended January 31, 2018, filed on April 4, 2018.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on April 30, 2018, the Board of Directors of BNY Mellon Absolute Insight Funds, Inc. (the "Acquiring Company"), on behalf of BNY Mellon Insight Core Plus Fund (the "Acquiring Fund"), and, at a meeting held on May 2, 2018, the Board of Directors of Dreyfus Investment Grade Funds, Inc. (the "Company"), on behalf of Dreyfus Intermediate Term Income Fund (the "Fund"), respectively approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C, Class I and Class Y shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class A, Class C, Class I and Class Y shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Shareholders of the Fund will receive Class A, Class C, Class I and Class Y shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of April 30, 2018 and is intended to present certain data as if the merger had been consummated on May 1, 2018. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor. The fiscal year end is April 30 for the Acquiring Fund and July 31 for the Fund. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the semi-annual and annual report of the Fund, dated January 31, 2018 and July 31, 2017, respectively, and in the annual report of the Acquiring Fund, dated April 30, 2018, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on May 1, 2018.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund and Insight North America LLC ("INA"), an affiliate of Dreyfus, is the sub-investment adviser to the Acquiring Fund. Under its management agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.45% of the value of the Fund's average daily net assets. Under its management agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.35% of the value of the Acquiring Fund's average daily net assets. Dreyfus, in turn, pays INA for the provision of sub-investment advisory services to the Acquiring Fund. Dreyfus has contractually agreed, until April 30, 2019, to waive receipt of its fees and/or assume the expenses of the Acquiring Fund, so that the expenses of none of the Acquiring Fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.45%. Dreyfus also has contractually agreed, until November 30, 2018, to waive receipt of its fees and/or assume the direct expenses of the Fund's Class I and Class Y shares, so that the expenses of the Fund's Class I and Class Y shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55% and 0.50%, respectively. The Fund will bear the expenses of the Exchange, estimated at $410,000, regardless of whether the Exchange is consummated.

The Fund and Acquiring Fund have the same distributor, transfer agent and custodian. Each of these service providers has entered into an agreement with the Fund and the Acquiring Fund, which governs the provisions of services to each fund. Such agreements have the same terms with respect to each fund.

As of April 30, 2018, the net assets of: (i) the Fund were $537,237,584 and (ii) the Acquiring Fund were $41,490,308. The net assets of the combined fund as of April 30, 2018 would have been $578,317,892 (after deducting for the estimated expenses of the Exchange borne by the Fund).

On a pro forma basis for the 12 months ended April 30, 2018, the proposed Exchange would result in the following approximate decrease to expenses charged, excluding the non-recurring expenses of the Exchange:

Expense Category	Dollar Amount ($)	Percentage(*)
Registration fees (1)	(16,000)	(0.00)% (2)
Professional fees (1)	(117,000)	(0.02)%
Custodian fees (1)	(10,000)	(0.00)% (2)
Prospectus and shareholders' reports (1)	(23,000)	(0.00)% (2)
Directors' fees and expenses (1)	(55,000)	(0.01)%
Management fees	(603,654)	(0.10)%
Miscellaneous expense (1)	(35,000)	(0.01)%
Net (decrease) to expenses	(859,654)	(0.15)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.
(2)	Rounds to less than (0.01)%.

Fee waivers and/or expense reimbursements would have increased by approximately $447,000 for the fiscal year ended April 30, 2018 on a pro forma basis, as a result of the proposed Exchange.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. If the proposed Exchange is approved by Fund shareholders, a significant percentage of the Fund's portfolio securities may be sold by the Fund before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code with respect to the tax-free nature of the Exchange. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Exchange will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned. Management currently estimates that the Fund would not recognize any capital gains as a result of the sale of such portfolio securities before consummation of the Exchange.

As of the Fund's fiscal year ended July 31, 2017, the Fund had approximately $13.7 million of capital loss carryforwards. As of April 30, 2018, the Fund had approximately $16.3 million of capital loss carryforwards. The Acquiring Fund will be permitted to utilize all of the Fund's capital loss carryforwards after the Exchange.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange.

BNY Mellon Absolute insight Funds, inc.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A, filed on November 28, 2017 (File No. 333-202460) ("Post-Effective Amendment No. 15").

Item 16	Exhibits.

(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (a)(i) of the Registration Statement, filed on March 3, 2015 (the "Registration Statement").

(1)(b)	Articles Supplementary are incorporated by reference to Exhibit (a)(ii) of the Registration Statement.

(1)(c)	Articles Supplementary with respect to adding Class T shares are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 7 to the Registration Statement, filed on March 24, 2017 ("Post-Effective Amendment No. 7").

(1)(d)	Articles Supplementary are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 13 to the Registration Statement, filed on October 31, 2017 ("Post-Effective Amendment No. 13").

(1)(e)	Articles Supplementary are incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 15.

(2)	Registrant's By-Laws are incorporated by reference to Exhibit (b) of Pre-Effective Amendment No. 2 to the Registration Statement, filed on November 4, 2015 ("Pre-Effective Amendment No. 2").

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 13.

(6)(b)	Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 18 to the Registration Statement, filed on February 28, 2018 ("Post-Effective Amendment No. 18").

(7)(1)	Distribution Agreement is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 13.

(7)(2)	Form of Broker-Dealer Selling Agreement and Bank Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 18.

(7)(3)	Shareholder Services Plan is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 13.

(7)(4)	Form of Service Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 5 to the Registration Statement, filed on February 27, 2017 ("Post-Effective Amendment No. 5").

(8)	Not Applicable.

(9)(a)	Custody Agreement is incorporated by reference to Exhibit (g) of Pre-Effective Amendment No. 2.

(9)(b)	Second Amendment to Custody Agreement is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 5.

(10)(a)	Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 13.

(10)(b)	Rule 12b-1 Service Plan with respect to Class T shares is incorporated by reference to Exhibit (m)(2) of Post-Effective Amendment No. 7.

(10)(c)	Rule 18f-3 Plan, amended as of December 15, 2017 incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 17 to the Registration Statement, filed on December 14, 2017.

(11)	Opinion and Consent of Registrant's counsel.**

(12)	Opinion and Consent of counsel regarding tax matters.***

(13)	Not applicable.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and Dreyfus Investment Grade Funds, Inc. **

(15)	Not Applicable.

(16)	Power of Attorney.*

*	Filed herein.

**	To be filed by pre-effective amendment.

***	To be filed by post-effective amendment.

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 2nd day of May, 2018.

BNY MELLON ABSOLUTE INSIGHT FUNDS, INC.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Bitetto, Joseph M. Chioffi, Sonalee Cross, Maureen E. Kane, Sarah S. Kelleher, Bennett MacDougall, Jeff Prusnofsky, Natalya Zelensky and James Windels and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, this Power of Attorney shall not in any manner revoke in whole or in part any power of attorney that the persons whose signatures appear below previously executed. This Power of Attorney shall not be revoked by any subsequent power of attorney that the persons whose signatures appear below may execute, unless such subsequent power specifically provides that it revokes this Power of Attorney by referring to the date of execution of this document or specifically states that the instrument is intended to revoke all prior powers of attorney.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak	President (Principal Executive Officer)	May 2, 2018
Bradley J. Skapyak

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	May 2, 2018
James Windels

/s/ Joseph S. DiMartino	Chairman of the Board	May 2, 2018
Joseph S. DiMartino

/s/ Gordon J. Davis	Board Member	May 2, 2018
Gordon J. Davis

/s/ Joni Evans	Board Member	May 2, 2018
Joni Evans

/s/ Joan L. Gulley	Board Member	May 2, 2018
Joan L. Gulley

/s/ Ehud Houminer	Board Member	May 2, 2018
Ehud Houminer

/s/ Alan H. Howard	Board Member	May 2, 2018
Alan H. Howard

/s/ Robin A. Melvin	Board Member	May 2, 2018
Robin A. Melvin

/s/ Burton N. Wallack	Board Member	May 2, 2018
Burton N. Wallack

/s/ Benaree P. Wiley	Board Member	May 2, 2018
Benaree P. Wiley

STATE OF NEW YORK )
) ss
COUNTY OF NEW YORK	)

On May 2, 2018 before me, the undersigned, personally appeared the above-named individuals, each personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacities, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instrument.

WITNESS my hand and official seal.

/s/ Loretta Johnston
Notary Public